                                                              EXHIBIT (a)(1)(ii)

                             LETTER OF TRANSMITTAL

                      TO ACCOMPANY SHARES OF COMMON STOCK

                                       OF

                          MOTORVAC TECHNOLOGIES, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED AUGUST 3, 2000

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON FRIDAY, SEPTEMBER 15, 2000, UNLESS THE OFFER IS EXTENDED.

                TO: U.S. STOCK TRANSFER CORPORATION, DEPOSITARY

      By First Class Mail:            By Facsimile Transmission:        By Hand or Overnight Courier:
 U.S. Stock Transfer Corporation   (For Eligible Institutions Only)    U.S. Stock Transfer Corporation
 1745 Gardena Avenue, Suite 200             (818) 502-1737             1745 Gardena Avenue, Suite 200
     Glendale, CA 91204-2991                                               Glendale, CA 91204-2991

                     Confirm Fax Transmission by Telephone:
                                 (818) 502-1404

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)


---------------------------------------------------------------------------------------------------------------------------------
   PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                 (PLEASE FILL IN EXACTLY AS                                            SHARES TENDERED
            NAME(S) APPEAR(S) ON CERTIFICATE(S))                            (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                                          OF SHARES                NUMBER
                                                                  CERTIFICATE           REPRESENTED BY           OF SHARES
                                                                   NUMBER(S)*          CERTIFICATE(S)*           TENDERED**
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                  Total Shares
---------------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by stockholders tendering by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificate delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------------------

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. Deliveries to Motorvac Technologies, Inc. will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to the book-entry transfer facility will not constitute valid delivery to the Depositary.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company ("DTC") (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer -- Section 2. Procedure for Tendering Shares" of the Offer to Purchase (as defined below).

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in "The Offer -- Section 2. Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2. Delivery of documents to the Company or the Book-Entry Transfer Facility does not constitute a valid delivery.

(BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY-TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
    Account No.
    Transaction Code No.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Tendering Stockholder(s)
    Date of Execution of Notice of Guaranteed Delivery
    Name of Institution that Guaranteed Delivery
    If delivery is by book-entry transfer:
    Name of Tendering Institution
    Account No.
    Transaction Code No.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to MotorVac Technologies, Inc., a Delaware corporation (the "Company"), the above-described shares of its common stock, par value $0.01 per share, (the "Shares") pursuant to the Company's offer to purchase up to 1,612,166 Shares at a price per Share of $3.50 (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 3, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present certificates for such Shares for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Offer -- Section 2. Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that the tender of such Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both

"Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

        To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue [ ] check and/or [ ] certificate(s) to:
   ------------------------------------------------------------
                              Name (Please Print)

   ------------------------------------------------------------
                                    Address

   ------------------------------------------------------------
                               (Include Zip Code)

   ------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

        To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail [ ] check and/or [ ] certificate(s) to:

   ------------------------------------------------------------
                              Name (Please Print)

   ------------------------------------------------------------
                                    Address

   ------------------------------------------------------------
                               (Include Zip Code)

   ------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

     If special payment instructions are being given, please remember to have your signature guaranteed.

                           ALL STOCKHOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)
Dated: ____________________, 2000

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
--------------------------------------------------------------------------------

Social Security Number
--------------------------------------------------------------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Name of Firm
--------------------------------------------------------------------------------

Authorized Signature
--------------------------------------------------------------------------------

Dated: ____________________, 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in "The Offer -- Section 2. Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in "The Offer -- Section
2. Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal must be received by the Depositary no later than 5:00 p.m., Eastern time, on the third business day after the date of execution of the Notice of Guaranteed Delivery, all as provided in "The Offer -- Section 2. Procedure for Tendering Shares" of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "The Offer -- Section 4. Acceptance for Payment of Shares and Payment of Purchase Price" of the Offer to Purchase.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, and /or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown below the signature of the person(s) signing this Letter of Transmittal, then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder must complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price thereafter until a TIN is provided to the Depositary. Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form W-9, certify that such stockholder is not subject to backup withholding in Part 3 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a foreign stockholder to qualify as an exempt recipient, a foreign stockholder must submit an Internal Revenue Service ("IRS") Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Form W-8 may be obtained from the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Depositary or the Company at the telephone number and address listed on the back cover of the Offer to Purchase. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Depositary or the Company and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. IRREGULARITIES. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     11. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any stockholder whose certificates have been mutilated, lost, stolen or destroyed should contact the Depositary for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Letter of Transmittal can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen or destroyed certificate should be provided to the Transfer Agent as soon as possible.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with either such stockholder's correct TIN on Substitute Form W-9 below or in the case of certain foreign stockholders, a properly completed Form W-8. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

       TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES

---------------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: U.S. STOCK TRANSFER CORPORATION, AS DEPOSITARY
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE             PART I -- Please provide your TIN in the box at  TIN
           FORM W-9              right and certify by signing and dating below.   --------------------------------------
                                ---------------------------------------------     Social Security Number
                                 Name (Please Print)                              or Employer Identification Number
                                ---------------------------------------------
                                 Address
                                ---------------------------------------------
                                 City  State  Zip Code
                                -------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY     PART II -- Awaiting TIN [ ]
   INTERNAL REVENUE SERVICE
                                -------------------------------------------------------------------------------------------

                                 PART III -- Certification -- Under the penalties of perjury, I certify that:
                                 (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a
                                     TIN or intend to do so in the near future),
                                 (2) I am not subject to backup withholding either because I have not been notified by the
                                     Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and
                                 (3) all other information provided on this form is true, correct and complete.
                                 Signature   Date: ________________
                                 You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
      PAYOR'S REQUEST FOR
    TAXPAYER IDENTIFICATION
        NUMBER ("TIN")
       AND CERTIFICATION
---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the Purchase Price made to me thereafter will be withheld until I provide a number.

   Signature: Date:
   ------------------------------------, 2000

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

    PURPOSE OF FORM. A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

    NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

    HOW TO OBTAIN TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I (or check Part 2 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

    NOTE: Writing "Applied for" (or checking Part 2 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

    WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

    If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

    1. You do not furnish your TIN to the requester, or

    2. The IRS notifies the requester that you furnished an incorrect TIN, or

    3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

    5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

    Certain payees and payments are exempt from backup withholding and information reporting. See "Payees and Payments Exempt From Backup Withholding," below, if you are an exempt payee.

    PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

     (1) A corporation.

     (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7).

     (3) The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     (6) An international organization or any of its agencies or instrumentalities.

     (7) A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under section 664 or described in section 4947.

    Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    Payments of interest generally not subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.

    NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid by you.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

    FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

    NAME. If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name. If you are a sole proprietor, you must furnish your individual name and either your Social Security Number ("SSN") or Employer Identification Number ("EIN").

SIGNING THE CERTIFICATION

    1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

    2. Interest, Dividend, Broker and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 of Part 3 in the certification before signing the form.

    3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of Part 3 of the certification.

    4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

    5. Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, or IRA Contributions. You are required to furnish your correct TIN, but you are not required to sign the certification.

    6. Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" on the form and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

    7. TIN "Applied for." Follow the instructions under How To Obtain a TIN, on page 1, check Part 2 and sign and date the form.

    SIGNATURE. For a joint account, only the person whose TIN is shown in Part I should sign.

    PRIVACY ACT NOTICE. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

-------------------------------------------------------------    -------------------------------------------------------------
     FOR THIS TYPE OF ACCOUNT:         GIVE NAME AND SSN OF:          FOR THIS TYPE OF ACCOUNT:         GIVE NAME AND EIN OF:
-------------------------------------------------------------    -------------------------------------------------------------

1. Individual                          The individual             5. Sole proprietorship                The owner(3)
2. Two or more individuals             The actual owner of the    6. A valid trust, estate, or pension  The legal entity(4)
                                       joint account or, if          trust
                                       combined, the first        7. Corporate                          The corporation
                                       individual on the          8. Association, club, religious,      The organization
                                       account(1)                    charitable, educational, or other
3. Custodian account of a minor        The minor(2)                  tax-exempt organization
   (Uniform Gift to Minors Act)                                   9. Partnership                        The partnership
4a. The usual revocable savings trust  The grantor-trustee(1)    10. A broker or registered nominee     The broker or nominee
    (grantor is also trustee)                                    11. Account with the Department of     The public entity
 b. So-called trust account that is    The actual owner(1)           Agriculture in the name of a
    not a legal or valid trust under                                 public entity (such as a state or
    state law                                                        local government, school district
                                                                     or prison) that receives
                                                                     agricultural program payments

-------------------------------------------------------------    ----------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) Show your individual name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.